UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 27, 2010

First Century Bancorp.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

001-16413	58-2554464
(Commission File Number)	(IRS Employer Identification No.)

807 Dorsey Street, Gainesville, Georgia	30501
(Address of principal executive offices)	(Zip Code)

(770) 297-8060

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)          Departure of Directors.

On January 27, 2010, Mr. Gilbert T. Jones, Sr., a Director of First Century Bancorp. (the “Company”) and First Century Bank, National Association (the “Bank”), resigned from his position as Director to each of the Company and the Bank due to personal reasons, effective immediately.  Mr. Jones’ decision to resign from the Board of Directors did not arise or result from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CENTURY BANCORP.

Dated: January 29, 2010	By:	/s/ Denise Smyth
Denise Smyth
Chief Financial Officer